Exhibit 10P

FIRST AMENDMENT TO

PURCHASE AND SALE CONTRACT

THIS FIRST AMENDMENT TO PURCHASE AND SALE CONTRACT (this "First Amendment") is made and entered into as of the 6th day of May, 2009 (the "First Amendment Date"), by and between PLAINVIEW APARTMENTS, L.P., a South Carolina limited partnership, having an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 ("Seller"), and NTS-PLAINVIEW ASSOCIATES, a Kentucky limited partnership, having a principal address at 1000 Stone Springs Way, Louisville, Kentucky 40223 ("Purchaser").

RECITALS

            WHEREAS, Seller and Purchaser entered into that certain Purchase and Sale Contract dated as of April 6, 2009 (the "Contract") with respect to the sale of certain Property identified therein.  Any capitalized term used, but not otherwise defined herein, shall have the meaning set forth in the Contract.

            WHEREAS, Seller and the Purchaser have agreed to modify the Purchase Price under the Contract, among other items, as more particularly set forth herein.

            NOW, THEREFORE, in consideration of the Contract, the covenants, promises, agreements, and conditions contained herein, and for other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.                  Purchase Price.  The Purchase Price as stated in Section 2.2 of the Contract is hereby amended to delete "$21,035,000" and substitute "$20,535,000."

2.                  Feasibility Period.  The Feasibility Period under the Contract shall be deemed to have expired for all purposes under the Contract on the First Amendment Date.  Purchaser hereby agrees that it has completed its review of the Property and hereby waives its right to further object (pursuant to Sections 3.2 or 4.3 of the Contract or otherwise) to any matter concerning the Title Documents, the Survey, the Property Contracts, the Leases, the Miscellaneous Property Assets, the physical condition of the Property, or otherwise with respect to the Property; provided, however, that the foregoing waiver shall not waive any of Purchaser's express rights under the Contract which are applicable to the time period following expiration of the Feasibility Period.

3.         Property Contracts Notice.   Seller hereby accepts this Amendment as Purchaser’s Contracts Notice to terminate all Property Contracts, except for the Coinmach and Protection One (alarm system) contracts.

4.         Ratification of Contract.  All terms and provisions of the Contract not specifically modified or amended by this First Amendment shall remain in full force and effect, and the Contract, as expressly modified herein, is hereby ratified, confirmed and approved in all respects by the parties hereto.

3.                  Miscellaneous.  The following provisions shall apply with respect to this First Amendment:

(a)                Full Force and Effect; Conflict.  Except as amended by this First Amendment, the Contract, as modified herein, remains in full force and effect and is hereby ratified by Seller and Buyer.  In the event of any conflict between the Contract and this First Amendment, the terms and conditions of this First Amendment shall control.

(b)               Capitalized Terms.  Capitalized terms not defined herein shall have the same meaning as set forth in the Contract.

(c)                Entire Contract.  The Contract, as amended by this First Amendment, contains the entire agreement of Seller and Buyer with respect to the subject matter hereof, and may not be amended or modified except by an instrument executed in writing by Seller and Buyer.

(d)               Governing Law.  This First Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky.

(e)                Counterparts.  This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(f)                 Facsimile/.pdf Signatures.  This First Amendment may be executed by facsimile and/or .pdf signatures which shall be binding as originals on the parties hereto.

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            NOW, THEREFORE, the parties hereto have executed this First Amendment as of the First Amendment Date.

SELLER:

                                                            PLAINVIEW APARTMENTS, L.P.,

                                                            a South Carolina limited partnership

                                                            By:       NEW PLAINVIEW GP, L.L.C.,

                                                                        a South Carolina limited liability company,

                                                                        its general partner

                                                                        By:       DAVIDSON DIVERSIFIED REAL

                                                                                    ESTATE III, L.P.,

                                                                                    a Delaware limited partnership,

                                                                                    its manager member

                                                                                    By:       DAVIDSON DIVERSIFIED

                                                                                                PROPERTIES, INC.,

                                                                                                a Tennessee corporation,

                                                                                                its managing general partner

                                                                                                By: /s/Brian J. Bornhorst

                                                                                                Name: Brian J. Bornhorst

                                                                                                Title: Vice President

PURCHASER:

                                                            NTS-PLAINVIEW ASSOCIATES,

                                                            a Kentucky limited partnership,

                                                            By: NTS Capital Corporation, its General Partner

                                                            By:  /s/Neil A. Mitchell

                                                            Name:  Neil A. Mitchell

                                                            Title:  Senior Vice President